SUBSEQUENT EVENTS (Notes)	12 Months Ended
Dec. 31, 2020
Subsequent Events1 [Abstract]
SUBSEQUENT EVENTS
NOTE 13: SUBSEQUENT EVENTS
On February 11, 2021, the Board of Directors of ArcelorMittal announced that, effective immediately, Aditya Mittal, currently President, CFO and CEO ArcelorMittal Europe, will become Chief Executive Officer of the Company. Mr. Mittal, who founded the Company in 1976 and is currently Chairman and CEO will become Executive Chairman. In this position, he will continue to lead the Board of Directors and work together with the CEO and management team. The CEO Office will be renamed Executive Office, consisting of the Executive Chairman and the CEO. As a result of these developments, Genuino Christino, who joined the Company in 2003 and has held the position of Head of Finance since 2016, will become Chief Financial Officer.